UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-04182

Name of Fund:  BlackRock International Value Fund of
               BlackRock International Value Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock International Value Fund of BlackRock International Value Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 06/30/07

Date of reporting period: 07/01/06 - 06/30/07

Item 1 - Report to Stockholders


EQUITIES   FIXED INCOME   REAL ESTATE   LIQUIDITY   ALTERNATIVES
BLACKROCK SOLUTIONS


BlackRock International
Value Fund
OF BLACKROCK INTERNATIONAL VALUE TRUST



ANNUAL REPORT    JUNE 30, 2007


(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.


BlackRock International Value Fund
Of BlackRock International Value Trust
P.O. Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS... logo)
It's Fast, Convenient, & Timely!
To sign up today, go to www.blackrock.com/edelivery.



BlackRock International Value Fund


Portfolio Information as of June 30, 2007


                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Royal Dutch Shell Plc Class B                      3.1%
Vodafone Group Plc                                 2.8
Siemens AG                                         2.3
Total SA                                           2.3
Eni SpA                                            2.1
Toyota Motor Corp.                                 2.1
Allianz AG Registered Shares                       2.0
Bayer AG                                           2.0
Unilever Plc                                       1.9
Renault SA                                         1.9



                                               Percent of
Five Largest Industries                        Net Assets

Commercial Banks                                  16.1%
Oil, Gas & Consumable Fuels                       11.9
Automobiles                                        8.7
Insurance                                          8.1
Metals & Mining                                    5.5

  For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.



                                               Percent of
                                               Long-Term
Geographic Allocation                         Investments

Japan                                             18.3%
United Kingdom                                    17.6
Germany                                           15.4
France                                            11.2
Switzerland                                        7.2
Italy                                              5.1
Australia                                          4.7
Spain                                              3.4
Ireland                                            2.5
Norway                                             2.3
Taiwan                                             1.7
Finland                                            1.4
Sweden                                             1.3
Netherlands                                        1.3
Hungary                                            1.2
Denmark                                            1.1
South Korea                                        1.1
Hong Kong                                          1.0
China                                              0.8
Belgium                                            0.7
Singapore                                          0.7



Change in Fund's Independent Registered Public Accounting Firm


On August 28, 2006, Ernst & Young LLP ("E&Y") resigned as the Independent Registered Public Accounting Firm of BlackRock International Value Fund (the "Fund").

E&Y's reports on the financial statements of the Fund for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits for the two most recent fiscal years and through August 28, 2006 (1) there were no disagreements with E&Y on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure, whereby such disagreements, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such years; and (2) there have been no reportable events (as defined in item 304(a)(1)(v) of Regulation S-K).

The Audit Committee of the Fund's Board of Trustees approved the engagement of Deloitte & Touche llp as the Fund's Independent Registered Public Accounting Firm for the fiscal year ended June 30, 2007.



BLACKROCK INTERNATIONAL VALUE FUND                                JUNE 30, 2007



A Letter to Shareholders


Dear Shareholder

At the mid-point of 2007, investor sentiment appeared quite buoyant, notwithstanding some undertones of caution. For equity markets, positive momentum as the year began was interrupted by a notable but transitory set-back at the end of February. Markets resumed their ascent through May, but entered a trading range in June as investors began to question the sustainability of the rally. For the most part, equities found support in robust merger-and-acquisition activity, healthy global economies, tame inflation, relatively low interest rates, still-positive earnings growth and attractive valuations. These tailwinds prevailed over such headwinds as a weakening U.S. economy, slowing housing market, credit-related lending problems, escalating geopolitical concerns and high energy prices, leading the Standard & Poor's (S&P) 500 Index to a new record high in May.

Meanwhile, turmoil in the subprime mortgage market and generally mixed economic signals weighed on bonds. In June, bond prices dropped precipitously as long-term yields rose to their highest levels in five years. The 10-year Treasury yield, which began 2007 at 4.68%, reached nearly 5.30% in mid-June before retracing to 5.03% by month's end. Notably, this year has brought some re-steepening of the yield curve, which had been flat to inverted throughout 2006. Still, at the end of June, yields along the curve remained below the federal funds rate of 5.25%, the level at which the Federal Reserve Board (the
Fed) has left it since first pausing in August 2006. While first-quarter gross domestic product growth of 0.7% represented the slowest rate of expansion since 2002, the Fed reiterated that inflation, not a slowing economy, remains its primary concern. Many observers interpreted the Fed's reaction to mean that the economy has hit its low and is bound for renewed strength, thereby reducing the likelihood of an interest rate cut in the near future.

Against this backdrop, the major equity market indexes posted strong returns for the annual and semi-annual periods ended June 30, 2007, while fixed income assets were more mixed:


Total Returns as of June 30, 2007                                                  6-month       12-month
U.S. equities (S&P 500 Index)                                                      + 6.96%        +20.59%
Small cap U.S. equities (Russell 2000 Index)                                       + 6.45         +16.43
International equities (MSCI Europe, Australasia, Far East Index)                  +10.74         +27.00
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                           + 0.98         + 6.12
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                     + 0.14         + 4.69
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)   + 2.96         +11.22


We expect market volatility to linger throughout the second half of 2007. As you navigate the uncertainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight, we invite you to view "What's Ahead in 2007:
The Second-Quarter Update" and "Are You Prepared for Volatility?" at www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Fund President and Trustee


THIS PAGE NOT PART OF YOUR FUND REPORT



BLACKROCK INTERNATIONAL VALUE FUND                                JUNE 30, 2007



A Discussion With Your Fund's Portfolio Managers


We remain positive on the prospects for European and Asian equities for the remainder of 2007, based on attractive valuations, robust earnings growth and strong underlying economies.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended June 30, 2007, BlackRock International Value Fund's Institutional, Investor A, Investor B, Investor C and Class R Shares had total returns of +24.20%,+23.84%, +22.78%, +22.82% and +23.53%, respectively.
(Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages
6 - 8 of this report to shareholders.) Fund results trailed the +27.00% return of the benchmark Morgan Stanley Capital International Europe, Australasia,
Far East (MSCI EAFE) Index and the +27.24% average return of the Lipper International Multi-Cap Value Funds category for the same period. (Funds in this Lipper category invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-cap range over an extended period of time. International multi-cap funds typically have a certain percentage of their assets invested in companies strictly outside the United States.)

International equity markets delivered healthy returns for the majority of the period, notwithstanding an abrupt correction at the end of February that resulted in a broad-based global equity decline. However, markets quickly recovered to surpass their previous highs and end the period firmly in positive territory.

Despite concerns of an economic slowdown in the United States, and more recent fears that a crisis in the U.S. subprime mortgage market could further impede growth, the global economy has remained on track. Generally speaking, European and Asian companies have continued to deliver stronger-than-expected earnings growth and record profits, driven by a combination of robust export demand, especially from the faster-growing Asian economies such as China.

In an environment of positive earnings momentum, central banks have remained on the front foot, with short-term interest rates moving higher in most regions. However, global monetary policy still remains accommodative with abundant levels of global liquidity. This in turn has propel-led merger-and-acquisition (M&A) activity to record levels, especially in Europe and Asia ex-Japan, where it has been a primary driver of returns.

Oil prices, having reached new highs of $77 per barrel in summer 2006, declined to a low of $51 per barrel in January on concerns that an exceptionally mild winter would increase global supply. However, oil recovered sharply to finish the period back above $70 per barrel.


What factors most influenced Fund performance?

During the period, the Fund enjoyed strong performance from cyclically oriented sectors, such as capital goods and materials. Within the materials sector, the Fund benefited from its exposure to the steel industry, which has experienced robust global demand and increased pricing power, especially in the more profitable high-grade steel. The Fund's holdings in Mittal Steel, Vallourec SA and POSCO all contributed positively to performance. The Fund's overweight position in the energy sector also boosted returns against a backdrop of rising oil prices, especially in the first half of 2007, when crude oil prices rose more than 50% from their January lows. Elsewhere, the Fund's holdings of German construction company Hochtief AG, U.K. mobile operator Vodafone Group Plc and Australian real estate company Multiplex Group proved favorable.

In terms of regional allocations, the Fund benefited from its underweight position in Japan, which continued to lag other Asian as well as European markets. Within Europe, the Fund's overweight position and successful stock selection in Germany and France benefited results.



BLACKROCK INTERNATIONAL VALUE FUND                                JUNE 30, 2007



Detracting from performance during the period was the Fund's exposure to the financials sector, especially diversified financials, but also insurance companies and banks. The sector underperformed the wider market due to concerns about the sustainability of capital markets-related revenue amid slowing U.S. economic growth and subprime mortgage fears. In Europe, an environment of rising interest rates sparked concerns that retail loan growth could slow and subsequently impact profits, whereas in Japan, interest rates did not rise as much as expected and banks failed to pass on higher borrowing costs to their customers. Also in Japan, the consumer finance sector suffered due to an adverse regulatory change that resulted in a lower maximum lending rate chargeable on loans. In Europe, M&A activity has been an important driver of returns, which has generated speculation in the financials sector. This has tended to hold back potential acquirers (typically large cap banks to which the Fund is exposed) while pushing up potential targets (mid caps in which the Fund is underweight). The Fund's holdings in Japanese bank Mitsubishi UFJ Financial Group, Inc. and consumer finance company Takefuji Corp., along with Continental European banks Banco Santander Central Hispano, SA, Danske Bank A/S and UBS AG, all detracted from performance, as did an underweight position in ABN-Amro Holding N.V. In other sectors, the Fund suffered from disappointing stock selection within the automobile industry, primarily through names it did not own, such as DaimlerChrysler AG, which rose sharply on M&A activity.


What changes were made to the portfolio during the year?

Our main transactions during the period resulted from "bottom-up" stock picking, based on our evaluation of companies' individual share price appreciation prospects. As such, the portfolio increased its exposure to more defensive sectors, such as food, beverage & tobacco and pharmaceuticals through the purchase of Unilever Plc, Nestle SA, Novartis AG and British American Tobacco Plc.

In response to a more challenging outlook for financials, the Fund reduced its exposure to the sector, predominately in banks and diversified financials. Key transactions included a timely exit from U.K. bank HSBC Holdings Plc ahead of a profit warning in its U.S. mortgage business, along with the reduction of French banks BNP Paribas and Credit Agricole and Singapore-based bank DBS Group Holdings Ltd. Within diversified financials, the Fund sold Dutch bank/insurance company ING Groep N.V. and consumer finance company Takefuji Corp. Currently, the Fund's financials exposure favors holdings that trade at low valuations, offer exposure to strong structural growth (both domestically and in underpenetrated markets) and restructuring potential through capital management or M&A.

The Fund also took profits in the telecommunications sector through the sale of KDDI Corp., TeliaSonera and Taiwan Mobile and selected cyclical holdings such as German construction company Hochtief AG, German chemical company BASF AG and Singapore-based offshore rig maker Keppel.


How would you characterize the Fund's position at the close of the period?

At the end of the period, the Fund was overweight relative to the MSCI EAFE Index in automobiles & components, insurance, energy and food, beverage & tobacco. The most significant underweights were in consumer durables and apparel, food & staples retailing, media and real estate.

In terms of regional and country allocations, the Fund ended the period with underweight positions in Japan and the U.K., as we are finding more attractive opportunities in Asia and Continental Europe. The Fund continues to maintain a significant large cap bias in Japan as well as in Europe's largest economies, such as Germany, France and Italy, where valuations offer a significant discount to the market and we see many opportunities to deliver above-average earnings growth.

Within the Asian segment of the portfolio, the Fund ended the period with positions in Singapore, South Korea, Taiwan and Hong Kong, where key exposures include technology, banks, real estate and steel. We have exposure to Australia predominately through construction and resources stocks.

We are positive on the prospects for European and Asian equities for the remainder of 2007, given what we view as attractive valuations, robust earnings growth and strong underlying domestic economies. We intend to continue our strategy of investing in low valuation shares, and believe the Fund is well positioned to maximize investor returns against what could be a more volatile backdrop for international equity markets.


James A. Macmillan
Senior Portfolio Manager


Rob Weatherston
Portfolio Manager


July 18, 2007



BLACKROCK INTERNATIONAL VALUE FUND                                JUNE 30, 2007



Performance Data


About Fund Performance


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares did not change their designation. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares.

* Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

* Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

* Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans.

The returns for Investor A, Investor B, Investor C and Class R Shares, prior to their respective inception dates (June 2, 1999, October 6, 2000, October 6, 2000 and January 3, 2003), are based upon performance of the Fund's Institutional Shares. The returns for Investor A, Investor B, Investor C and Class R Shares, however, are adjusted to reflect the distribution and service (12b-1) fees applicable to each class of shares.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to the classes, which are deducted from the income available to be paid to shareholders.



BLACKROCK INTERNATIONAL VALUE FUND                                JUNE 30, 2007



Performance Data (continued)


Recent Performance Results

                                                        6-Month           12-Month           10-Year
As of June 30, 2007                                   Total Return      Total Return       Total Return
Institutional Shares*                                    +10.83%           +24.20%           +151.54%
Investor A Shares*                                       +10.63            +23.84            +145.31
Investor B Shares*                                       +10.16            +22.78            +128.18
Investor C Shares*                                       +10.14            +22.82            +128.03
Class R Shares*                                          +10.51            +23.53            +140.56
MSCI EAFE Index**                                        +10.74            +27.00            +109.20

  * Investment results shown do not reflect sales charges. Results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in the
    Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.

 ** This unmanaged Index measures the total returns of developed foreign stock markets in Europe,
    Australasia and the Far East (in U.S. dollars).



BLACKROCK INTERNATIONAL VALUE FUND                                JUNE 30, 2007



Performance Data (concluded)


Total Return Based on a $10,000 Investment

A line graph illustrating the growth of a $10,000 investment in Institutional Shares*++, Investor A Shares*++, Investor B Shares*++, Investor C Shares*++ and Class R Shares*++ compared to a similar investment in MSCI EAFE Index++++. Values illustrated are as follows:


Institutional Shares*++

Date                                             Value

June 1997                                      $10,000.00
June 1998                                      $10,777.00
June 1999                                      $11,232.00
June 2000                                      $12,985.00
June 2001                                      $11,974.00
June 2002                                      $11,838.00
June 2003                                      $10,372.00
June 2004                                      $13,898.00
June 2005                                      $15,926.00
June 2006                                      $20,254.00
June 2007                                      $25,154.00


Investor A Shares*++

Date                                             Value

June 1997                                      $ 9,475.00
June 1998                                      $10,186.00
June 1999                                      $10,587.00
June 2000                                      $12,212.00
June 2001                                      $11,235.00
June 2002                                      $11,076.00
June 2003                                      $ 9,686.00
June 2004                                      $12,947.00
June 2005                                      $14,797.00
June 2006                                      $18,768.00
June 2007                                      $23,243.00


Investor B Shares*++

Date                                             Value

June 1997                                      $10,000.00
June 1998                                      $10,670.00
June 1999                                      $11,009.00
June 2000                                      $12,601.00
June 2001                                      $11,558.00
June 2002                                      $11,315.00
June 2003                                      $ 9,813.00
June 2004                                      $13,018.00
June 2005                                      $14,768.00
June 2006                                      $18,585.00
June 2007                                      $22,818.00


Investor C Shares*++

Date                                             Value

June 1997                                      $10,000.00
June 1998                                      $10,670.00
June 1999                                      $11,009.00
June 2000                                      $12,601.00
June 2001                                      $11,545.00
June 2002                                      $11,303.00
June 2003                                      $ 9,811.00
June 2004                                      $13,008.00
June 2005                                      $14,752.00
June 2006                                      $18,566.00
June 2007                                      $22,803.00


Class R Shares*++

Date                                             Value

June 1997                                      $10,000.00
June 1998                                      $10,724.00
June 1999                                      $11,120.00
June 2000                                      $12,792.00
June 2001                                      $11,737.00
June 2002                                      $11,545.00
June 2003                                      $10,116.00
June 2004                                      $13,498.00
June 2005                                      $15,391.00
June 2006                                      $19,473.00
June 2007                                      $24,056.00


MSCI EAFE Index++++

Date                                             Value

June 1997                                      $10,000.00
June 1998                                      $10,610.00
June 1999                                      $11,418.00
June 2000                                      $13,377.00
June 2001                                      $10,220.00
June 2002                                      $ 9,249.00
June 2003                                      $ 8,652.00
June 2004                                      $11,452.00
June 2005                                      $13,016.00
June 2006                                      $16,472.00
June 2007                                      $20,920.00

    * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

   ++ The Fund invests primarily in stocks of companies located outside of the United States.

 ++++ This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East (in U.S. dollars).

      Past performance is not indicative of future results.



Average Annual Total Return



                                                            Return
Institutional Shares

One Year Ended 6/30/07                                      +24.20%
Five Years Ended 6/30/07                                    +16.27
Ten Years Ended 6/30/07                                     + 9.66



                                      Return Without     Return With
                                       Sales Charge     Sales Charge*
Investor A Shares

One Year Ended 6/30/07                    +23.84%           +17.34%
Five Years Ended 6/30/07                  +15.98            +14.74
Ten Years Ended 6/30/07                   + 9.39            + 8.80



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor B Shares++

One Year Ended 6/30/07                    +22.78%           +18.28%
Five Years Ended 6/30/07                  +15.06            +14.83
Ten Years Ended 6/30/07                   + 8.60            + 8.60



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor C Shares++++

One Year Ended 6/30/07                    +22.82%           +21.82%
Five Years Ended 6/30/07                  +15.07            +15.07
Ten Years Ended 6/30/07                   + 8.59            + 8.59



                                                            Return
Class R Shares

One Year Ended 6/30/07                                      +23.53%
Five Years Ended 6/30/07                                    +15.81
Ten Years Ended 6/30/07                                     + 9.17


       * Assuming maximum sales charge of 5.25%.

      ++ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.

    ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

  ++++++ Assuming payment of applicable contingent deferred sales charge.



BLACKROCK INTERNATIONAL VALUE FUND                                JUNE 30, 2007



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2007 and held through June 30, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                  Expenses Paid
                                                          Beginning              Ending         During the Period*
                                                        Account Value        Account Value       January 1, 2007
                                                       January 1, 2007       June 30, 2007       to June 30, 2007
Actual

Institutional                                               $1,000             $1,108.30              $ 5.31
Investor A                                                  $1,000             $1,106.30              $ 6.98
Investor B                                                  $1,000             $1,101.60              $11.68
Investor C                                                  $1,000             $1,101.40              $11.74
Class R                                                     $1,000             $1,105.10              $ 8.50

Hypothetical (5% annual return before expenses)**

Institutional                                               $1,000             $1,019.86              $ 5.09
Investor A                                                  $1,000             $1,018.27              $ 6.69
Investor B                                                  $1,000             $1,013.78              $11.20
Investor C                                                  $1,000             $1,013.73              $11.25
Class R                                                     $1,000             $1,016.82              $ 8.15

  * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
    (1.01% for Institutional, 1.33% for Investor A, 2.23% for Investor B, 2.24% for Investor C and
    1.62% for Class R), multiplied by the average account value over the period, multiplied by 182/365
    (to reflect the one-half year period shown).

 ** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.



BLACKROCK INTERNATIONAL VALUE FUND                                JUNE 30, 2007



Schedule of Investments as of June 30, 2007                   (in U.S. dollars)


                                                      Shares
       Industry       Common Stocks                     Held           Value

Australia--4.6%

       Commercial Banks--1.1%

       Australia & New Zealand Banking
       Group Ltd.                                    930,337   $     22,850,181

       Industrial Conglomerates--0.6%

       CSR Ltd.                                    4,694,624         13,817,203

       Metals & Mining--2.4%

       BHP Billiton Ltd.                             751,319         22,449,963
       Iluka Resources Ltd.                        2,377,291         12,390,840
       Rio Tinto Ltd.                                188,169         15,696,628
                                                               ----------------
                                                                     50,537,431

       Real Estate Investment Trusts
       (REITs)--0.5%

       Multiplex Group                             2,570,361         10,700,310

       Total Common Stocks in Australia                              97,905,125


Belgium--0.7%

       Health Care Technology--0.7%

       AGFA-Gevaert NV                               573,664         14,797,849

       Total Common Stocks in Belgium                                14,797,849


China--0.8%

       Oil, Gas & Consumable
       Fuels--0.8%

       PetroChina Co. Ltd.                        11,164,000         16,582,385

       Total Common Stocks in China                                  16,582,385


Denmark--1.1%

       Commercial Banks--1.1%

       Danske Bank A/S                               565,893         23,140,604

       Total Common Stocks in Denmark                                23,140,604


Finland--1.3%

       Electric Utilities--1.3%

       Fortum Oyj                                    901,462         28,168,422

       Total Common Stocks in Finland                                28,168,422


France--10.9%

       Automobiles--1.9%

       Renault SA                                    247,469         39,691,331

       Commercial Banks--1.7%

       Societe Generale SA                           194,494         36,035,541

       Electric Utilities--1.6%

       Electricite de France SA                      314,623         34,005,436

       Insurance--1.4%

       AXA SA                                        702,250         30,186,682

       Machinery--1.4%

       Vallourec SA                                   92,156         29,464,665

       Oil, Gas & Consumable
       Fuels--2.3%

       Total SA                                      604,735         49,030,840

       Pharmaceuticals--0.6%

       Sanofi-Aventis                                161,900         13,079,464

       Total Common Stocks in France                                231,493,959


Germany--15.0%

       Air Freight & Logistics--1.4%

       Deutsche Post AG                              923,915         30,020,514

       Automobiles--2.8%

       Bayerische Motoren Werke AG                   431,604         27,981,142
       DaimlerChrysler AG                            337,236         31,198,378
                                                               ----------------
                                                                     59,179,520



                                                      Shares
       Industry       Common Stocks                     Held           Value
Germany (concluded)

       Chemicals--2.0%

       Bayer AG                                      556,662   $     42,149,168

       Diversified Telecommunication
       Services--1.4%

       Deutsche Telekom AG                         1,615,690         29,866,060

       Electric Utilities--1.5%

       E.ON AG                                       193,003         32,406,808

       Industrial Conglomerates--2.3%

       Siemens AG                                    346,695         49,890,748

       Insurance--2.0%

       Allianz AG Registered Shares                  181,282         42,516,965

       Multi-Utilities--1.6%

       RWE AG                                        313,568         33,466,725

       Total Common Stocks in Germany                               319,496,508


Hong Kong--1.0%

       Real Estate Management &
       Development--1.0%

       New World Development Ltd.                  8,379,000         20,969,062

       Total Common Stocks in Hong Kong                              20,969,062


Hungary--1.1%

       Oil, Gas & Consumable
       Fuels--1.1%

       Mol Magyar Olaj-es Gazipari Rt.               160,750         24,221,337

       Total Common Stocks in Hungary                                24,221,337


Ireland--2.5%

       Commercial Banks--1.0%

       Allied Irish Banks Plc                        770,493         21,047,500

       Construction Materials--1.5%

       CRH Plc                                       631,694         31,217,813

       Total Common Stocks in Ireland                                52,265,313


Italy--5.0%

       Commercial Banks--2.9%

       Banca Intesa SpA                            3,944,892         29,412,080
       UniCredito Italiano SpA                     3,525,021         31,479,345
                                                               ----------------
                                                                     60,891,425

       Oil, Gas & Consumable
       Fuels--2.1%

       Eni SpA                                     1,216,745         44,116,022

       Total Common Stocks in Italy                                 105,007,447


Japan--17.8%

       Auto Components--0.8%

       NOK Corp.                                     786,000         16,589,720

       Automobiles--4.0%

       Honda Motor Co., Ltd.                         514,000         18,664,494
       Nissan Motor Co., Ltd.                      2,071,000         22,171,910
       Toyota Motor Corp.                            699,000         44,083,409
                                                               ----------------
                                                                     84,919,813

       Beverages--1.3%

       Asahi Breweries Ltd.                        1,823,100         28,273,115

       Capital Markets--0.8%

       Mitsubishi UFJ Securities Co.               1,434,000         16,067,700



BLACKROCK INTERNATIONAL VALUE FUND                                JUNE 30, 2007



Schedule of Investments (continued)                           (in U.S. dollars)


                                                      Shares
       Industry       Common Stocks                     Held           Value

Japan (concluded)

       Commercial Banks--2.0%

       Mitsubishi UFJ Financial Group, Inc.            1,222   $     13,467,280
       Sumitomo Mitsui Financial Group, Inc.           3,300         30,763,942
                                                               ----------------
                                                                     44,231,222

       Household Durables--0.3%

       Sekisui House Ltd.                            425,000          5,665,053

       Insurance--1.4%

       Sompo Japan Insurance, Inc.                 2,467,000         30,173,193

       Leisure Equipment &
       Products--0.4%

       Namco Bandai Holdings, Inc.                   559,000          8,830,102

       Metals & Mining--0.8%

       Sumitomo Metal Industries Ltd.              2,954,000         17,367,051

       Office Electronics--2.4%

       Canon, Inc.                                   553,000         32,429,596
       Ricoh Co., Ltd.                               850,000         19,665,911
                                                               ----------------
                                                                     52,095,507

       Oil, Gas & Consumable
       Fuels--0.9%

       Nippon Mining Holdings, Inc.                1,901,000         18,186,330

       Pharmaceuticals--1.0%

       Takeda Pharmaceutical Co., Ltd.               331,000         21,383,079

       Trading Companies
       & Distributors--1.7%

       Itochu Corp.                                1,792,000         20,750,310
       Sojitz Corp.                                3,232,000         14,445,840
                                                               ----------------
                                                                     35,196,150

       Total Common Stocks in Japan                                 378,978,035


Netherlands--1.3%

       Metals & Mining--1.3%

       Arcelor Mittal                                443,933         27,724,817

       Total Common Stocks in the Netherlands                        27,724,817


Norway--2.3%

       Industrial Conglomerates--0.7%

       Orkla ASA                                     764,696         14,418,256

       Oil, Gas & Consumable
       Fuels--1.6%

       Statoil ASA                                 1,069,594         33,185,000

       Total Common Stocks in Norway                                 47,603,256


Singapore--0.6%

       Commercial Banks--0.6%

       United Overseas Bank Ltd.                     959,000         13,786,146

       Total Common Stocks in Singapore                              13,786,146


South Korea--1.0%

       Metals & Mining--1.0%

       POSCO                                          46,547         22,346,467

       Total Common Stocks in South Korea                            22,346,467


Spain--3.3%

       Commercial Banks--3.3%

       Banco Bilbao Vizcaya Argentaria SA          1,302,024         31,840,870

       Banco Santander Central Hispano SA          2,064,940         37,957,697

       Total Common Stocks in Spain                                  69,798,567



                                                      Shares
       Industry       Common Stocks                     Held           Value

Sweden--1.3%

       Diversified Financial Services--1.3%

       Investor AB                                 1,078,249   $     27,833,033

       Total Common Stocks in Sweden                                 27,833,033


Switzerland--7.0%

       Capital Markets--3.1%
       Credit Suisse Group                           470,991         33,436,156
       UBS AG                                        548,032         32,774,680
                                                               ----------------
                                                                     66,210,836

       Food Products--1.3%

       Nestle SA Registered Shares                    74,812         28,426,580

       Insurance--1.0%

       Swiss Reinsurance Registered Shares           219,903         20,055,178

       Pharmaceuticals--1.6%

       Novartis AG Registered Shares                 616,450         34,607,864

       Total Common Stocks in Switzerland                           149,300,458


Taiwan--1.6%

       Semiconductors & Semiconductor
       Equipment--1.6%

       Advanced Semiconductor Engineering
       Inc. (c)                                   15,758,000         21,433,019
       Vanguard International Semiconductor
       Corp.                                      12,950,442         12,942,242

       Total Common Stocks in Taiwan                                 34,375,261


United Kingdom--17.1%

       Aerospace & Defense--1.4%

       BAE Systems Plc                             3,704,501         29,893,441

       Commercial Banks--2.4%

       Barclays Plc                                1,541,148         21,441,855
       HBOS Plc                                    1,542,721         30,344,270
                                                               ----------------
                                                                     51,786,125

       Food Products--1.9%

       Unilever Plc                                1,275,615         41,189,424

       Insurance--2.3%

       Aviva Plc                                   1,404,190         20,844,814
       Prudential Plc                              2,028,882         28,879,714
                                                               ----------------
                                                                     49,724,528

       Oil, Gas & Consumable
       Fuels--3.1%

       Royal Dutch Shell Plc Class B               1,569,696         65,434,362

       Pharmaceuticals--1.6%

       GlaxoSmithKline Plc                         1,306,184         34,026,092

       Tobacco--1.6%

       British American Tobacco Plc                  974,458         33,234,353

       Wireless Telecommunication
       Services--2.8%

       Vodafone Group Plc                         17,635,106         59,091,916

       Total Common Stocks in the
       United Kingdom                                               364,380,241

       Total Common Stocks
       (Cost--$1,580,159,443)--97.3%                              2,070,174,292



BLACKROCK INTERNATIONAL VALUE FUND                                JUNE 30, 2007



Schedule of Investments (concluded)                           (in U.S. dollars)


                                                      Shares
       Industry       Rights                            Held           Value

Hong Kong--0.0%

       Real Estate Management
       & Development--0.0%

       New World Development Ltd. (c)(e)              46,038   $              0

       Total Rights (Cost--$0)--0.0%                                          0



                                                  Beneficial
       Other Interests (d)                          Interest

United Kingdom--0.0%

       Electric Utilities--0.0%

       British Energy Plc Deferred Shares           $ 70,000                  0

       Total Other Interests (Cost--$0)--0.0%                                 0



                      Short-Term                  Beneficial
                      Securities                    Interest           Value

       BlackRock Liquidity Series, LLC
         Cash Sweep Series, 5.33% (a)(b)         $39,701,497   $     39,701,497

       Total Short-Term Securities
       (Cost--$39,701,497)--1.9%                                     39,701,497

Total Investments (Cost--$1,619,860,940*)--99.2%                  2,109,875,789
Other Assets Less Liabilities--0.8%                                  18,041,501
                                                               ----------------
Net Assets--100.0%                                             $  2,127,917,290
                                                               ================


  * The cost and unrealized appreciation (depreciation) of investments as of June 30, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                 $  1,647,053,860
                                                   ================
    Gross unrealized appreciation                  $    473,451,245
    Gross unrealized depreciation                      (10,629,316)
                                                   ----------------
    Net unrealized appreciation                    $    462,821,929
                                                   ================

(a) Represents the current yield as of June 30, 2007.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net              Interest
    Affiliate                                   Activity            Income

    BlackRock Liquidity Series, LLC
       Cash Sweep Series                      $(8,204,348)        $1,877,036


(c) Non-income producing security.

(d) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(e) The rights may be exercised until July 6, 2007.

  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

    See Notes to Financial Statements.



BLACKROCK INTERNATIONAL VALUE FUND                                JUNE 30, 2007


Statement of Assets and Liabilities

As of June 30, 2007
Assets

       Investments in unaffiliated securities, at value (identified cost--$1,580,159,443)                         $ 2,070,174,292
       Investments in affiliated securities, at value (identified cost--$39,701,497)                                   39,701,497
       Cash                                                                                                                   245
       Receivables:
           Securities sold                                                                     $    40,733,522
           Dividends                                                                                10,018,424
           Capital shares sold                                                                       2,280,782         53,032,728
                                                                                               ---------------
       Prepaid expenses                                                                                                    22,338
                                                                                                                  ---------------
       Total assets                                                                                                 2,162,931,100
                                                                                                                  ---------------

Liabilities

       Payables:
           Securities purchased                                                                     28,472,043
           Capital shares redeemed                                                                   3,471,175
           Investment adviser                                                                        1,255,658
           Other affiliates                                                                            610,386
           Distributor                                                                                 436,153         34,245,415
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                             768,395
                                                                                                                  ---------------
       Total liabilities                                                                                               35,013,810
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $ 2,127,917,290
                                                                                                                  ===============

Net Assets Consist of

       Paid-in capital                                                                                            $ 1,487,243,070
       Undistributed investment income--net                                                    $    16,366,217
       Undistributed realized capital gains--net                                                   134,139,651
       Unrealized appreciation--net                                                                490,168,352
                                                                                               ---------------
       Total accumulated earnings--net                                                                                640,674,220
                                                                                                                  ---------------
       Net Assets                                                                                                 $ 2,127,917,290
                                                                                                                  ===============

Net Asset Value

       Institutional--Based on net assets of $1,253,724,395 and 36,362,476 shares outstanding*                    $         34.48
                                                                                                                  ===============
       Investor A--Based on net assets of $390,547,029 and 11,375,038 shares outstanding*                         $         34.33
                                                                                                                  ===============
       Investor B--Based on net assets of $90,447,392 and 2,691,917 shares outstanding*                           $         33.60
                                                                                                                  ===============
       Investor C--Based on net assets of $332,940,319 and 10,016,639 shares outstanding*                         $         33.24
                                                                                                                  ===============
       Class R--Based on net assets of $60,258,155 and 1,769,273 shares outstanding*                              $         34.06
                                                                                                                  ===============

           * Unlimited shares of no par value authorized.

             See Notes to Financial Statements.


BLACKROCK INTERNATIONAL VALUE FUND                                JUNE 30, 2007


Statement of Operations

For the Year Ended June 30, 2007
Investment Income

       Dividends (net of $5,652,727 foreign withholding tax)                                                      $    59,057,063
       Interest (including $1,877,036 from affiliates)                                                                  1,899,225
                                                                                                                  ---------------
       Total income                                                                                                    60,956,288
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $    13,901,634
       Service and distribution fees--Investor C                                                     2,853,513
       Transfer agent fees--Institutional                                                            1,500,875
       Transfer agent fees--Investor C                                                               1,140,915
       Service and distribution fees--Investor B                                                       855,921
       Service fees--Investor A                                                                        851,378
       Custodian fees                                                                                  728,494
       Transfer agent fees--Investor A                                                                 722,464
       Accounting services                                                                             519,968
       Transfer agent fees--Investor B                                                                 331,110
       Service and distribution fees--Class R                                                          229,407
       Printing and shareholder reports                                                                130,910
       Transfer agent fees--Class R                                                                    123,198
       Registration fees                                                                                98,534
       Professional fees                                                                                72,048
       Trustees' fees and expenses                                                                      58,441
       Pricing fees                                                                                     15,558
       Other                                                                                            62,856
                                                                                               ---------------
       Total expenses                                                                                                  24,197,224
                                                                                                                  ---------------
       Investment income--net                                                                                          36,759,064
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                        204,598,237
           Foreign currency transactions--net                                                        (281,304)        204,316,933
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                        163,320,045
           Foreign currency transactions--net                                                           43,257        163,363,302
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                        367,680,235
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $   404,439,299
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK INTERNATIONAL VALUE FUND                                JUNE 30, 2007


Statements of Changes in Net Assets

                                                                                                  For the Year Ended
                                                                                                       June 30,
Increase (Decrease) in Net Assets:                                                               2007               2006
Operations

       Investment income--net                                                                  $    36,759,064    $    25,542,303
       Realized gain--net                                                                          204,316,933        153,809,270
       Change in unrealized appreciation/depreciation--net                                         163,363,302        162,900,635
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                        404,439,299        342,252,208
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

       Investment income--net:
           Institutional                                                                          (29,815,327)       (18,492,514)
           Investor A                                                                              (8,496,598)        (5,324,212)
           Investor B                                                                              (1,632,772)          (943,196)
           Investor C                                                                              (5,402,216)        (2,745,185)
           Class R                                                                                 (1,030,544)          (343,070)
       Realized gain--net:
           Institutional                                                                          (64,289,079)       (59,837,586)
           Investor A                                                                             (19,979,543)       (19,528,047)
           Investor B                                                                              (5,329,305)        (4,826,983)
           Investor C                                                                             (17,097,391)       (13,774,731)
           Class R                                                                                 (2,572,250)        (1,455,288)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions
       to shareholders                                                                           (155,645,025)      (127,270,812)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net increase in net assets derived from capital share transactions                          236,827,075        128,563,673
                                                                                               ---------------    ---------------

Redemption Fee

       Redemption fee                                                                                   19,006              4,791
                                                                                               ---------------    ---------------

Net Assets

       Total increase in net assets                                                                485,640,355        343,549,860
       Beginning of year                                                                         1,642,276,935      1,298,727,075
                                                                                               ---------------    ---------------
       End of year*                                                                            $ 2,127,917,290    $ 1,642,276,935
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $    16,366,217    $    20,090,434
                                                                                               ===============    ===============

             See Notes to Financial Statements.


BLACKROCK INTERNATIONAL VALUE FUND                                JUNE 30, 2007


Financial Highlights

The following per
share data and
ratios have been                              Institutional                                          Investor A
derived from
information provided in                For the Year Ended June 30,                          For the Year Ended June 30,
the financial statements.     2007        2006     2005      2004       2003       2007      2006       2005      2004      2003
Per Share Operating Performance

Net asset value,
beginning of year        $    30.55 $   26.41  $   23.54 $   18.03 $   20.63    $  30.44 $   26.33 $   23.48  $   17.98 $   20.55
                         ---------------------------------------------------    -------------------------------------------------
Investment income--net**        .71       .56        .52       .31       .30         .62       .49       .50        .25       .39
Realized and unrealized
gain (loss)--net              6.10*     6.19*      2.83*      5.71    (2.85)       6.08*     6.16*     2.77*       5.70    (2.96)
                         ---------------------------------------------------    -------------------------------------------------
Total from investment
operations                     6.81      6.75       3.35      6.02    (2.55)        6.70      6.65      3.27       5.95    (2.57)
                         ---------------------------------------------------    -------------------------------------------------
Less dividends and
distributions:
   Investment income--net     (.90)     (.62)      (.48)     (.51)     (.05)       (.83)     (.55)     (.42)      (.45)        --
   Realized gain--net        (1.98)    (1.99)         --        --        --      (1.98)    (1.99)        --         --        --
                         ---------------------------------------------------    -------------------------------------------------
Total dividends and
distributions                (2.88)    (2.61)      (.48)     (.51)     (.05)      (2.81)    (2.54)     (.42)      (.45)        --
                         ---------------------------------------------------    -------------------------------------------------
Net asset value,
end of year              $    34.48 $   30.55  $   26.41 $   23.54 $   18.03    $  34.33 $   30.44 $   26.33  $   23.48 $   17.98
                         ===================================================    =================================================

Total Investment Return++

Based on net asset
value per share              24.20%  27.18%++++   14.59%    34.00%  (12.38%)      23.84%  26.84%++++  14.29%     33.67%  (12.55%)
                         ===================================================    =================================================

Ratios to Average Net Assets

Expenses                      1.01%     1.02%      1.08%     1.08%     1.07%       1.30%     1.27%     1.33%      1.33%     1.32%
                         ===================================================    =================================================
Investment income--net        2.27%     1.97%      2.07%     1.47%     1.78%       1.98%     1.75%     1.94%      1.20%     2.30%
                         ===================================================    =================================================

Supplemental Data

Net assets, end of year
(in thousands)           $1,253,724 $ 961,207  $ 800,990 $ 559,530 $ 463,071    $390,547 $ 320,926 $ 254,207  $  42,238 $  49,395
                         ===================================================    =================================================
Portfolio turnover              65%       81%        70%       75%       89%         65%       81%       70%        75%       89%
                         ===================================================    =================================================

      * Includes a redemption fee, which is less than $.01 per share.

     ** Based on average shares outstanding.

     ++ Total investment returns exclude the effect of sales charges.

   ++++ In 2006, approximately .21% of the Fund's Institutional Shares and +.17% Investor A Shares
        total investment return consisted of a payment by the Fund's previous manager in order to resolve a regulatory issue relating to an investment.

        See Notes to Financial Statements.


BLACKROCK INTERNATIONAL VALUE FUND                                JUNE 30, 2007


Financial Highlights (continued)

The following per
share data and
ratios have been                                Investor B                                           Investor C
derived from
information provided in                For the Year Ended June 30,                          For the Year Ended June 30,
the financial statements.     2007        2006     2005      2004       2003       2007      2006       2005      2004      2003
Per Share Operating Performance

Net asset value,
beginning of year          $  29.88  $  25.94   $  23.24  $  17.84  $  20.57    $  29.59  $  25.72  $  23.09   $  17.70  $  20.39
                           -------------------------------------------------    -------------------------------------------------
Investment income--net**        .34       .26        .32       .17       .29         .35       .28       .37        .29       .17
Realized and unrealized
gain (loss)--net              5.96*     6.07*      2.74*      5.57    (3.02)       5.90*     5.99*     2.65*       5.41    (2.86)
                           -------------------------------------------------    -------------------------------------------------
Total from investment
operations                     6.30      6.33       3.06      5.74    (2.73)        6.25      6.27      3.02       5.70    (2.69)
                           -------------------------------------------------    -------------------------------------------------
Less dividends and
distributions:
   Investment income--net     (.60)     (.40)      (.36)     (.34)        --       (.62)     (.41)     (.39)      (.31)        --
   Realized gain--net        (1.98)    (1.99)         --        --        --      (1.98)    (1.99)        --         --        --
                           -------------------------------------------------    -------------------------------------------------
Total dividends and
distributions                (2.58)    (2.39)      (.36)     (.34)        --      (2.60)    (2.40)     (.39)      (.31)        --
                           -------------------------------------------------    -------------------------------------------------
Net asset value,
end of year                $  33.60  $  29.88   $  25.94  $  23.24  $  17.84    $  33.24  $  29.59  $  25.72   $  23.09  $  17.70
                           =================================================    =================================================

Total Investment Return++

Based on net asset
value per share              22.78%  25.84%++++   13.45%    32.65%  (13.27%)      22.82%  25.86%++++  13.41%     32.58%  (13.19%)
                           =================================================    =================================================

Ratios to Average Net Assets

Expenses                      2.15%     2.06%      2.12%     2.11%     2.06%       2.15%     2.06%     2.12%      2.14%     2.07%
                           =================================================    =================================================
Investment income--net        1.11%      .95%      1.27%      .81%     1.74%       1.15%     1.01%     1.45%      1.38%     1.02%
                           =================================================    =================================================

Supplemental Data

Net assets, end of year
(in thousands)             $ 90,447  $ 79,165   $ 62,261  $ 19,852  $  5,343    $332,940  $244,931  $164,317   $ 38,608  $  2,672
                           =================================================    =================================================
Portfolio turnover              65%       81%        70%       75%       89%         65%       81%       70%        75%       89%
                           =================================================    =================================================

      * Includes a redemption fee, which is less than $.01 per share.

     ** Based on average shares outstanding.

     ++ Total investment returns exclude the effect of sales charges.

   ++++ In 2006, approximately .21% of the Fund's Investor B Shares and +.17% Investor C Shares
        total investment return consisted of a payment by the Fund's previous manager in order to resolve a regulatory issue relating to an investment.

        See Notes to Financial Statements.


BLACKROCK INTERNATIONAL VALUE FUND                                JUNE 30, 2007


Financial Highlights (concluded)
                                                                                        Class R

                                                                                                                  For the Period
                                                                                                                January 3, 2003++
The following per share data and ratios have been derived              For the Year Ended June 30,                 to June 30,
from information provided in the financial statements.       2007           2006          2005         2004           2003

Per Share Operating Performance

Net asset value, beginning of period                    $     30.24    $     26.19    $     23.39    $     17.98      $     16.79
                                                        -----------    -----------    -----------    -----------      -----------
Investment income--net**                                        .55            .50            .50            .52              .32
Realized and unrealized gain--net                         6.02+++++      6.04+++++      2.70+++++           5.38              .87
                                                        -----------    -----------    -----------    -----------      -----------
Total from investment operations                               6.57           6.54           3.20           5.90             1.19
                                                        -----------    -----------    -----------    -----------      -----------
Less dividends and distributions:
   Investment income--net                                     (.77)          (.50)          (.40)          (.49)               --
   Realized gain--net                                        (1.98)         (1.99)             --             --               --
                                                        -----------    -----------    -----------    -----------      -----------
Total dividends and distributions                            (2.75)         (2.49)          (.40)          (.49)               --
                                                        -----------    -----------    -----------    -----------      -----------
Net asset value, end of period                          $     34.06    $     30.24    $     26.19    $     23.39      $     17.98
                                                        ===========    ===========    ===========    ===========      ===========

Total Investment Return

Based on net asset value per share                           23.53%      26.52%***         14.03%         33.43%         7.09%+++
                                                        ===========    ===========    ===========    ===========      ===========

Ratios to Average Net Assets

Expenses                                                      1.57%          1.52%          1.58%          1.60%           1.55%*
                                                        ===========    ===========    ===========    ===========      ===========
Investment income--net                                        1.78%          1.76%          1.96%          2.34%           3.04%*
                                                        ===========    ===========    ===========    ===========      ===========

Supplemental Data

Net assets, end of period (in thousands)                $    60,258    $    36,048    $    16,951    $     5,905       --++++++++
                                                        ===========    ===========    ===========    ===========      ===========
Portfolio turnover                                              65%            81%            70%            75%              89%
                                                        ===========    ===========    ===========    ===========      ===========

          * Annualized.

         ** Based on average shares outstanding.

        *** In 2006, approximately +.16% of the Fund's Class R Shares total investment return consisted of a payment by the Fund's previous manager in order to resolve a regulatory issue relating to an investment.

         ++ Commencement of operations.

        +++ Aggregate total investment return.

      +++++ Includes a redemption fee, which is less than $.01 per share.

   ++++++++ Amount is less than $1,000.

            See Notes to Financial Statements.



BLACKROCK INTERNATIONAL VALUE FUND                                JUNE 30, 2007



Notes to Financial Statements


1. Significant Accounting Policies:
On September 29, 2006, Merrill Lynch International Value Fund was renamed BlackRock International Value Fund (the "Fund"). The Fund is a series of Mercury Funds II, which was renamed BlackRock Funds II on September 29, 2006 and BlackRock International Value Trust on May 18, 2007 (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, which is organized as a Massachusetts business trust. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Effective October 2, 2006, Class I, Class A, Class B and Class C shares were redesignated Institutional, Investor A, Investor B and Investor C shares, respectively. Class R shares did not change their designation. Institutional Shares are sold only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Investor B and Investor C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in over-the-counter ("OTC") markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in OTC markets are valued at the last available asked price. Portfolio securities that are traded both in OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in OTC markets are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Trust's Board of Trustees.



BLACKROCK INTERNATIONAL VALUE FUND                                JUNE 30, 2007



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the trans-actions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



BLACKROCK INTERNATIONAL VALUE FUND                                JUNE 30, 2007



Notes to Financial Statements (continued)


(i) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on each of the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on each Fund's financial statements, if any, has not been determined.

In addition, in February 2007, Statement of Financial Accounting Standards Board No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the ntity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

(j) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $5,894,176 has been reclassified between undistributed net realized capital gains and undistributed net investment income as a result of permanent differences attributable to gains from the sale of stock of passive foreign investment companies and foreign currency transaction losses. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers L.P. ("MLIM") and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. BlackRock Advisors, Inc. was reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Fund's manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

The Manager is responsible for the management of the Fund's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .75% of the average daily value of the Fund's net assets not exceeding $2 billion, .70% of the average daily value of the Fund's net assets in excess of $2 billion but not exceeding
$4 billion and .65% of the average daily value of the Fund's net assets in excess of $4 billion.



BLACKROCK INTERNATIONAL VALUE FUND                                JUNE 30, 2007



Notes to Financial Statements (continued)


In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management International Limited, an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee at an annual rate equal to a percentage of the management fee paid by the Fund to the Manager. Prior to September 29, 2006, FAM had Sub-Advisory Agreements with Merrill Lynch Investment Managers International Limited ("MLIMIL") and Merrill Lynch Asset Management U.K. Limited, affiliated advisers that are indirect subsidiaries of Merrill Lynch.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays each Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at the annual rates based upon the average daily net assets of the shares as follows:


                                             Service       Distribution
                                                 Fee                Fee

Investor A                                      .25%                 --
Investor B                                      .25%               .75%
Investor C                                      .25%               .75%
Class R                                         .25%               .25%


Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, provides shareholder servicing and distribution services to the Fund. The ongoing service fee compensates the Distributors and each broker-dealer (including MLPF&S) for providing shareholder servicing to Investor A, Investor B, Investor C and Class R shareholders. The ongoing distribution fee compensates each Distributor and the broker-dealers for providing shareholder servicing and distribution-related services to Investor B, Investor C and Class R shareholders.

For the year ended June 30, 2007, FAMD, the Fund's sole Distributor until September 29, 2006, and BDI earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Investor A Shares as follows:


                                 FAMD         MLPF&S            BDI

Investor A                 $   24,102    $   296,005      $   2,233


For the year ended June 30, 2007, MLPF&S received contingent deferred sales charges of $29,103 and $17,773 relating to transactions in Investor B and Investor C Shares, respectively. In addition, MLPF&S received contingent deferred sales charges of $334 relating to transactions subject to front-end sales charge waivers in Investor A Shares. Furthermore, BDI received contingent deferred sales charges of $82 relating to transactions in Investor C Shares.

In addition, MLPF&S received $15,576 in commissions on the execution of portfolio security transactions for the Fund for the year ended June 30, 2007.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the period ended September 29, 2006 to June 30, 2007 the following amounts have been accrued by the Fund to reimburse the Manager for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.


                                                        Call Center
                                                               Fees

Institutional                                               $12,615
Investor A                                                  $ 4,666
Investor B                                                  $ 1,174
Investor C                                                  $ 3,202
Class R                                                     $   202


Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

For the year ended June 30, 2007, the Fund reimbursed MLIM and the Manager $10,544 and $27,668, respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or trustees of the Trust were officers and/or directors of FAM, PSI, FAMD, FDS, Merrill Lynch, MLIM, MLIMIL, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or trustees of the Trust are officers and/or directors of BlackRock, Inc. or its affiliates.



BLACKROCK INTERNATIONAL VALUE FUND                                JUNE 30, 2007



Notes to Financial Statements (continued)


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2007 were $1,282,080,405 and $1,190,636,897, respectively.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $236,827,075 and $128,563,673 for the years ended June 30, 2007 and June 30,
2006, respectively.

Transactions in capital shares for each class were as follows:


Institutional Shares for the                                     Dollar
Year Ended June 30, 2007                      Shares             Amount

Shares sold                               10,090,109    $   314,260,801
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           3,129,877         91,240,177
                                      --------------    ---------------
Total issued                              13,219,986        405,500,978
Shares redeemed                          (8,320,422)      (261,125,245)
                                      --------------    ---------------
Net increase                               4,899,564    $   144,375,733
                                      ==============    ===============



Institutional Shares for the                                     Dollar
Year Ended June 30, 2006                      Shares             Amount

Shares sold                                7,769,376    $   223,022,198
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           2,828,499         75,709,098
                                      --------------    ---------------
Total issued                              10,597,875        298,731,296
Shares redeemed                          (9,460,879)      (267,112,761)
                                      --------------    ---------------
Net increase                               1,136,996    $    31,618,535
                                      ==============    ===============



Investor A Shares for the                                        Dollar
Year Ended June 30, 2007                      Shares             Amount

Shares sold                                2,529,194    $    78,835,811
Automatic conversion of shares                68,920          2,109,010
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             927,989         26,958,673
                                      --------------    ---------------
Total issued                               3,526,103        107,903,494
Shares redeemed                          (2,692,517)       (84,105,783)
                                      --------------    ---------------
Net increase                                 833,586    $    23,797,711
                                      ==============    ===============



Investor A Shares for the                                        Dollar
Year Ended June 30, 2006                      Shares             Amount

Shares sold                                2,343,423    $    65,898,332
Automatic conversion of shares               262,948          7,296,422
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             884,011         23,605,077
                                      --------------    ---------------
Total issued                               3,490,382         96,799,831
Shares redeemed                          (2,602,866)       (72,617,918)
                                      --------------    ---------------
Net increase                                 887,516    $    24,181,913
                                      ==============    ===============



Investor B Shares for the                                        Dollar
Year Ended June 30, 2007                      Shares             Amount

Shares sold                                1,299,077    $    39,527,983
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             232,791          6,626,874
                                      --------------    ---------------
Total issued                               1,531,868         46,154,857
                                      --------------    ---------------
Automatic conversion of shares              (70,298)        (2,109,010)
Shares redeemed                          (1,419,455)       (43,556,120)
                                      --------------    ---------------
Total redeemed                           (1,489,753)       (45,665,130)
                                      --------------    ---------------
Net increase                                  42,115    $       489,727
                                      ==============    ===============



Investor B Shares for the                                        Dollar
Year Ended June 30, 2006                      Shares             Amount

Shares sold                                1,288,052    $    35,806,069
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             205,987          5,424,023
                                      --------------    ---------------
Total issued                               1,494,039         41,230,092
                                      --------------    ---------------
Automatic conversion of shares             (267,121)        (7,296,422)
Shares redeemed                            (977,725)       (27,177,426)
                                      --------------    ---------------
Total redeemed                           (1,244,846)       (34,473,848)
                                      --------------    ---------------
Net increase                                 249,193    $     6,756,244
                                      ==============    ===============



Investor C Shares for the                                        Dollar
Year Ended June 30, 2007                      Shares             Amount

Shares sold                                3,633,693    $   109,853,250
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             758,236         21,372,941
                                      --------------    ---------------
Total issued                               4,391,929        131,226,191
Shares redeemed                          (2,651,790)       (80,724,606)
                                      --------------    ---------------
Net increase                               1,740,139    $    50,501,585
                                      ==============    ===============



BLACKROCK INTERNATIONAL VALUE FUND                                JUNE 30, 2007



Notes to Financial Statements (concluded)


Investor C Shares for the                                        Dollar
Year Ended June 30, 2006                      Shares             Amount

Shares sold                                3,395,024    $    93,383,656
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             587,241         15,322,598
                                      --------------    ---------------
Total issued                               3,982,265        108,706,254
Shares redeemed                          (2,093,364)       (58,042,166)
                                      --------------    ---------------
Net increase                               1,888,901    $    50,664,088
                                      ==============    ===============



Class R Shares for the                                           Dollar
Year Ended June 30, 2007                      Shares             Amount

Shares sold                                1,014,122    $    31,492,453
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             124,847          3,602,794
                                      --------------    ---------------
Total issued                               1,138,969         35,095,247
Shares redeemed                            (561,630)       (17,432,928)
                                      --------------    ---------------
Net increase                                 577,339    $    17,662,319
                                      ==============    ===============



Class R Shares for the                                           Dollar
Year Ended June 30, 2006                      Shares             Amount

Shares sold                                  788,684    $    22,354,493
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                              67,457          1,792,621
                                      --------------    ---------------
Total issued                                 856,141         24,147,114
Shares redeemed                            (311,421)        (8,804,221)
                                      --------------    ---------------
Net increase                                 544,720    $    15,342,893
                                      ==============    ===============


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders, which expires November 2007. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended June 30, 2007.


6. Commitments:
At June 30, 2007, the Fund had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $25,125,000 and $37,425,000, respectively.


7. Distribution to Shareholders:
The tax character of distributions paid during the fiscal years ended June 30, 2007 and June 30, 2006 was as follows:



                                           6/30/2007          6/30/2006

Distributions paid from:
   Ordinary income                    $   87,189,119    $    27,848,177
   Net long-term capital gain             68,455,906         99,422,635
                                      --------------    ---------------
Total taxable distributions           $  155,645,025    $   127,270,812
                                      ==============    ===============


As of June 30, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income--net                      $    60,683,970
Undistributed long-term capital gains--net                  143,605,359
                                                        ---------------
Total undistributed earnings--net                           204,289,329
Capital loss carryforward                                 (26,631,773)*
Unrealized gains--net                                     463,016,664**
                                                        ---------------
Total accumulated earnings--net                         $   640,674,220
                                                        ===============

* On June 30, 2007, the Fund had a net capital loss carryforward of $26,631,773, all of which expires in 2010. Subject to limitations, this amount will be available to offset like amounts of future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.



BLACKROCK INTERNATIONAL VALUE FUND                                JUNE 30, 2007



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Trustees of BlackRock International Value Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock International Value Fund (formerly Merrill Lynch International Value Fund) (the "Fund") one of the funds constituting BlackRock International Value Trust (formerly Mercury Funds II and BlackRock Funds II) as of June 30, 2007, the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements of the Fund for the year ended June 30, 2006 and the financial highlights for each of the four years in the period ended June 30, 2006 were audited by other auditors whose report, dated August 9, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock International Value Fund of BlackRock International Value Trust as of June 30, 2007, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey

August 23, 2007



Important Tax Information (unaudited)


The following information is provided with respect to the ordinary income distributions paid by BlackRock International Value Fund of BlackRock International Value Trust during the fiscal year ended June 30, 2007:


                           Record Date:   September 13, 2006  December 12, 2006
                          Payable Date:   September 19, 2006  December 14, 2006

Qualified Dividend Income for
  Individuals                                   53.70%*            96.11%*
Foreign Source Income                           47.28%*            70.95%*
Foreign Taxes Paid Per Share                  $.061383           $.019819
Short-Term Capital Gain Dividends
  for Non-U.S. Residents                        57.38%**             N/A

 * Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.


The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Additionally, the Fund paid long-term capital gain distributions of $.975457 and $.255812 per share to shareholders of record on September 13, 2006 and December 12, 2006, respectively.



BLACKROCK INTERNATIONAL VALUE FUND                                JUNE 30, 2007


Officers and Trustees

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in   Other Public
                        Position(s)  Length of                                                   Fund Complex    Directorships
                        Held with    Time                                                        Overseen by     Held by
Name, Address & Age     Fund         Served    Principal Occupation(s) During Past 5 Years       Trustee         Trustee
Interested Trustee


Robert C. Doll, Jr.*    Fund         2005 to   Vice Chairman and Director of BlackRock, Inc.,    121 Funds       None
P.O. Box 9011           President    present   Global Chief Investment Officer for Equities,     161 Portfolios
Princeton,              and                    Chairman of the BlackRock Retail Operating
NJ 08543-9011           Trustee                Committee, and member of the BlackRock
Age: 52                                        Executive Committee since 2006; President
                                               of the funds advised by Merrill Lynch Investment
                                               Managers, L.P. ("MLIM") and its affiliates
                                               ("MLIM/FAM-advised funds") from 2005 to
                                               2006 and Chief Investment Officer thereof
                                               from 2001 to 2006; President of MLIM and
                                               Fund Asset Management, L.P. ("FAM") from
                                               2001 to 2006; Co-Head (Americas Region)
                                               thereof from 2000 to 2001 and Senior Vice
                                               President from 1999 to 2001; President and
                                               Director of Princeton Services, Inc. ("Princeton
                                               Services") and President of Princeton
                                               Administrators, L.P. ("Princeton Administrators")
                                               from 2001 to 2006; Chief Investment Officer
                                               of OppenheimerFunds, Inc. in 1999 and Executive
                                               Vice President thereof from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock Advisors, LLC, and its affiliates, act as investment adviser. Mr. Doll is an "interested person," as defined in the Investment
   Company Act, of the Fund based on his positions with BlackRock, Inc. and its affiliates. Trustees serve until their resignation, removal or death, or until
   December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Trustees.


BLACKROCK INTERNATIONAL VALUE FUND                                JUNE 30, 2007


Officers and Trustees (continued)

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in   Other Public
                        Position(s)  Length of                                                   Fund Complex    Directorships
                        Held with    Time                                                        Overseen by     Held by
Name, Address & Age     Fund         Served    Principal Occupation(s) During Past 5 Years       Trustee         Trustee
Independent Trustees*


James H. Bodurtha**     Trustee      2002 to   Director, The China Business Group, Inc. since    37 Funds        None
P.O. Box 9095                        present   1996 and Executive Vice President thereof from    57 Portfolios
Princeton,                                     1996 to 2003; Chairman of the Board, Berkshire
NJ 08543-9095                                  Holding Corporation since 1980; Partner, Squire,
Age: 63                                        Sanders & Dempsey from 1980 to 1993.


Kenneth A. Froot        Trustee      2005 to   Professor, Harvard University since 1992;         37 Funds        None
P.O. Box 9095                        present   Professor, Massachusetts Institute of             57 Portfolios
Princeton,                                     Technology from 1986 to 1992.
NJ 08543-9095
Age: 49


Joe Grills**            Trustee      1996 to   Member of the Committee of Investment of          37 Funds        Kimco Realty
P.O. Box 9095                        present   Employee Benefit Assets of the Association        57 Portfolios   Corporation
Princeton,                                     of Financial Professionals ("CIEBA") since
NJ 08543-9095                                  1986; Member of CIEBA's Executive Committee
Age: 72                                        since 1988 and its Chairman from 1991 to
                                               1992; Assistant Treasurer of International
                                               Business Machines Corporation ("IBM") and
                                               Chief Investment Officer of IBM Retirement
                                               Funds from 1986 to 1993; Member of the
                                               Investment Advisory Committee of the State
                                               of New York Common Retirement Fund from
                                               1989 to 2006; Member of the Investment
                                               Advisory Committee of the Howard Hughes
                                               Medical Institute from 1997 to 2000; Director,
                                               Duke University Management Company from
                                               1992 to 2004, Vice Chairman thereof from
                                               1998 to 2004, and Director Emeritus thereof
                                               since 2004; Director, LaSalle Street Fund from
                                               1995 to 2001; Director, Kimco Realty Corporation
                                               since 1997; Member of the Investment Advisory
                                               Committee of the Virginia Retirement System
                                               since 1998, Vice Chairman thereof from 2002
                                               to 2005, and Chairman thereof since 2005;
                                               Director, Montpelier Foundation since 1998,
                                               its Vice Chairman from 2000 to 2006, and
                                               Chairman, thereof, since 2006; Member of the
                                               Investment Committee of the Woodberry Forest
                                               School since 2000; Member of the Investment
                                               Committee of the National Trust for Historic
                                               Preservation since 2000.


Herbert I. London       Trustee      2002 to   Professor Emeritus, New York University since     37 Funds        None
P.O. Box 9095                        present   2005; John M. Olin Professor of Humanities,       57 Portfolios
Princeton,                                     New York University from 1993 to 2005; and
NJ 08543-9095                                  Professor thereof from 1980 to 2005; President,
Age: 68                                        Hudson Institute since 1997 and Trustee thereof
                                               since 1980; Dean, Gallatin Division of New York
                                               University from 1976 to 1993; Distinguished
                                               Fellow, Herman Kahn Chair, Hudson Institute
                                               from 1984 to 1985; Chairman of the Board of
                                               Directors of Vigilant Research, Inc. since 2006;
                                               Member of the Board of Directors for Grantham
                                               University since 2006; Director of AIMS since
                                               2006; Director of Reflex Security since 2006;
                                               Director of InnoCentive, Inc. since 2006; Director
                                               of Cerego, LLC since 2005; Director, Damon Corp.
                                               from 1991 to 1995; Overseer, Center for Naval
                                               Analyses from 1983 to 1993.


BLACKROCK INTERNATIONAL VALUE FUND                                JUNE 30, 2007


Officers and Trustees (concluded)

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in   Other Public
                        Position(s)  Length of                                                   Fund Complex    Directorships
                        Held with    Time                                                        Overseen by     Held by
Name, Address & Age     Fund         Served    Principal Occupation(s) During Past 5 Years       Trustee         Trustee
Independent Trustees* (concluded)


Roberta Cooper Ramo     Trustee      2002 to   Shareholder, Modrall, Sperling, Roehl, Harris &   37 Funds        None
P.O. Box 9095                        present   Sisk, P.A. since 1993; President, American Bar    57 Portfolios
Princeton,                                     Association from 1995 to 1996 and Member of
NJ 08543-9095                                  the Board of Governors thereof from 1994 to
Age: 64                                        1997; Shareholder, Poole, Kelly and Ramo,
                                               Attorneys at Law P.C. from 1977 to 1993;
                                               Director of ECMC Group (service provider to
                                               students, schools and lenders) since 2001;
                                               Director, United New Mexico Bank (now Wells
                                               Fargo) from 1983 to 1988; Director, First National
                                               Bank of New Mexico (now Wells Fargo) from
                                               1975 to 1976; Vice President, American Law
                                               Institute since 2004.


Robert S. Salomon, Jr.  Trustee      2002 to   Principal of STI Management (investment adviser)  37 Funds        None
P.O. Box 9095                        present   from 1994 to 2005; Chairman and CEO of            57 Portfolios
Princeton,                                     Salomon Brothers Asset Management Inc. from
NJ 08543-9095                                  1992 to 1995; Chairman of Salomon Brothers
Age: 70                                        Equity Mutual Funds from 1992 to 1995; regular
                                               columnist with Forbes Magazine from 1992 to
                                               2002; Director of Stock Research and U.S. Equity
                                               Strategist at Salomon Brothers Inc. from 1975 to
                                               1991; Trustee, Commonfund from 1980 to 2001.


 * Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Co-Chairman of the Board of Trustees and the Audit Committee.



                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund         Served    Principal Occupation(s) During Past 5 Years
Fund Officers*

Donald C. Burke         Vice         1996 to   Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill
P.O. Box 9011           President    present   Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P.
Princeton,              and          and       ("FAM") in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and
NJ 08543-9011           Treasurer    1999 to   Treasurer thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990
Age: 47                              present   to 1997.


Karen Clark             Fund Chief   2007 to   Managing Director of BlackRock, Inc. and Chief Compliance Officer of certain
P.O. Box 9011           Compliance   present   BlackRock-advised funds since 2007; Director of BlackRock, Inc. from 2005 to
Princeton,              Officer                2007; Principal and Senior Compliance Officer, State Street Global Advisors,
NJ 08543-9011                                  from 2001 to 2005; Principal Consultant, PricewaterhouseCoopers, LLP from 1998
Age: 42                                        to 2001; and Branch Chief, Division of Investment Management and Office of
                                               Compliance Inspections and Examinations, U.S. Securities and Exchange
                                               Commission, from 1993 to 1998.


Alice A. Pellegrino     Secretary    2004 to   Director of BlackRock, Inc. since 2006; Director (Legal Advisory) of MLIM from
P.O. Box 9011                        present   2002 to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated
Princeton,                                     with MLIM from 1997 to 1999; Secretary of MLIM, FAM, FAM Distributors, Inc.
NJ 08543-9011                                  and Princeton Services from 2004 to 2006.
Age: 47


* Officers of the Fund serve at the pleasure of the Board of Trustees.


Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
PFPC Inc.
Wilmington, DE 19809



BLACKROCK INTERNATIONAL VALUE FUND                                JUNE 30, 2007



BlackRock Funds


BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Availability of Additional Information


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Select eDelivery under the More Information section

3) Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at
(800) 441-7762.



BLACKROCK INTERNATIONAL VALUE FUND                                JUNE 30, 2007



BlackRock Funds (concluded)


Availability of Additional Information (concluded)


Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.


Availability of Proxy Voting Record

Information on how proxies relating to the Fund's/Trust's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.


Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.



Shareholder Privileges


Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.


Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.


Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.


Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.



BLACKROCK INTERNATIONAL VALUE FUND                                JUNE 30, 2007



A World-Class Mutual Fund Family


BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.


Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio++
BlackRock Balanced Capital Fund++
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund++
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology
  Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock Technology Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund


Fixed Income Funds

BlackRock Bond Fund
BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
  Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund


Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund


Target Risk & Target Date Funds

BlackRock Prepared Portfolios
  Conservative Prepared Portfolio
  Moderate Prepared Portfolio
  Growth Prepared Portfolio
  Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
  Prepared Portfolio 2010
  Prepared Portfolio 2015
  Prepared Portfolio 2020
  Prepared Portfolio 2025
  Prepared Portfolio 2030
  Prepared Portfolio 2035
  Prepared Portfolio 2040
  Prepared Portfolio 2045
  Prepared Portfolio 2050


  * See the prospectus for information on specific limitations on investments in the fund.

++ Mixed asset fund.


BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


BLACKROCK INTERNATIONAL VALUE FUND                                JUNE 30, 2007


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) Joe Grills and (2) Robert S. Salomon, Jr.

Item 4 -   Principal Accountant Fees and Services
           Note: The Fund changed auditors effective August, 28, 2006. Prior to that date, Ernst & Young LLP provided services as the Fund's independent registered public accountant.

           (a) Audit Fees -         Fiscal Year Ended June 30, 2007 - $36,500
                                    Fiscal Year Ended June 30, 2006 - $36,000

           (b) Audit-Related Fees - Fiscal Year Ended June 30, 2007 - $0
                                    Fiscal Year Ended June 30, 2006 - $0

           (c) Tax Fees -           Fiscal Year Ended June 30, 2007 - $6,100
                                    Fiscal Year Ended June 30, 2006 - $6,000

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ended June 30, 2007 - $0
                                    Fiscal Year Ended June 30, 2006 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ended June 30, 2007 - $2,967,000
               Fiscal Year Ended June 30, 2006 - $0

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,735,000, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock International Value Fund of BlackRock International Value Trust


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock International Value Fund of
       BlackRock International Value Trust


Date: August 20, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock International Value Fund of
       BlackRock International Value Trust


Date: August 20, 2007


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock International Value Fund of
       BlackRock International Value Trust


Date: August 20, 2007